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                                                                    EXHIBIT 10.6

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                LICENSE AGREEMENT

      Effective as the 31st day of October, 1995, Siemens Medical Systems, Inc. (hereinafter referred to as "Siemens"), a Delaware corporation, having an office and principal place of business at 186 Wood Avenue South, Iselin, New Jersey 08830, and Aspect Medical Systems, Inc. (hereinafter referred to as "Aspect"), a Delaware corporation, having an office and principal place of business at 2 Vision Dr., Natick, Massachusetts 01760, agree as follows:

                                   BACKGROUND

      Siemens is the owner of United States Patent No. [**] entitled "[**]" ("the [**] patent"), issued [**], which relates to devices commonly referred to as patient monitors. Aspect is desirous of obtaining a non-exclusive license under the [**] patent.

      Aspect is the owner of United States Patent No. [**] entitled "[**]" ("the [**] patent"), issued [**], which relates to devices commonly referred to as patient monitors. Siemens is desirous of obtaining a non-exclusive license under the [**] patent.

      This Agreement sets forth the terms of the license agreement between Siemens and Aspect and is entered into in accordance with the Settlement Agreement entered into by Siemens and Aspect on October 1995.

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               Confidential Materials omitted and filed separately
    with the Securities and Exchange Commission. Asterisks denote omissions.

I.       DEFINITIONS

         Siemens and Aspect are hereinafter occasionally referred to as "parties" (in singular or plural usage, as indicated by the context). Terms in this Agreement (other than names of parties and headings) which are set forth in upper case letters have the meanings established for such terms in this section below.

         1.1      "LICENSED [**] PATENTS" shall mean:

                  U.S. Patent No. [**] entitled "[**]," issued [**], which relates to and covers certain patient monitors and any present or future reexams, reissues, continuations, based original on claims 1-5 and 19 of U.S. Patent No. [**], and any present, or future foreign counter-part patents or applications filed in the patent office of any other country or the European Patent Office, the claims of which are directed to the invention described and claimed in United States Pat. No. [**] or in original claims 1-5 and 19 in Appl. No. [**] which issued in modified form in U.S. Pat. No. [**] and any present or future reexams, reissues, or continuations therefrom; and

         1.2      "LICENSED [**] PATENTS" shall mean:

                  U.S. Patent No. [**] entitled "[**] ," issued [**], which relates to and covers certain patient monitors and any present or future reexams, reissues, continuations, based on original claims 6-10 of U.S. Patent No. [**], any present or future foreign counter-part patents or applications pending in any patent office of any other country


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               Confidential Materials omitted and filed separately
    with the Securities and Exchange Commission. Asterisks denote omissions.

or the European Patent Office, the claims of which are directed to the invention described and claimed in United States Pat. No. [**] or in original claims 6-10 in Appl. No. [**] which issued in modified form in U.S. Pat No. [**] and any present or future reexams, reissues, or continuations therefrom; and

         1.3 "LICENSED [**] PRODUCTS" shall mean any and all devices covered by at least one claim of the LICENSED [**] PATENTS.

         1.4 "LICENSED [**] PRODUCTS" shall mean any and all devices covered by at least one claim of the LICENSED [**] PATENTS.

         1.5 "RELATED COMPANY" shall mean any affiliate. Affiliates include any company, including subsidiaries, parent company or corporation, partnership, joint venture or other entity which directly or indirectly controls, is controlled by or is under common control with Aspect Medical Systems, Inc. on one hand or Siemens Medical Systems, Inc. or Siemens AG on the other hand, or subsidiaries thereof. "Control" shall mean the possession of a 50% or more portion of the voting stock or the power to direct or cause the direction of the management and policies of the controlled entity, whether through the ownership of voting securities, by contract or otherwise.

         1.6 "EFFECTIVE DATE" of this Agreement shall be the date of execution of the Agreement.


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               Confidential Materials omitted and filed separately
    with the Securities and Exchange Commission. Asterisks denote omissions.

II.      GRANTS

         2.1 Siemens hereby grants to Aspect and its RELATED COMPANIES, an irrevocable; royalty-free, nonexclusive license to design, make, have made, use, import and sell or otherwise dispose of LICENSED [**] PRODUCTS throughout the world. However, Aspect shall not be licensed to design, make, have made, use, import, or sell LICENSED [**] PRODUCTS that are plug-in compatible with any patient monitor made by Siemens other than modules conforming to open industry standards (as opposed to Siemens proprietary standards) which also happen to be employed in a Siemens patient monitor.

         2.2 Aspect shall not have the right to sublicense the rights granted it under the LICENSED [**] PATENTS except under the following conditions:

                  (a) Aspect may grant a sublicense under the LICENSED [**] PATENTS to a sublicensee that also (1) licenses substantial signal acquisition technology from Aspect; (2) acquires digital signal processing hardware designs and signal processing technology from Aspect; and (3) incorporates the licensed signal acquisition technology and digital signal processing hardware designs and technology acquired from Aspect into a commercial product of the licensee.

                  (b) The sublicenses extended under subsection (a) shall extend only to the specific module/monitor combinations of the sublicensee that incorporates Aspect's technology and extend to such specific module/monitor combinations only


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               Confidential Materials omitted and filed separately
    with the Securities and Exchange Commission. Asterisks denote omissions.

to the extent that Aspect's technology is used to detect and process acquired patient information.

                  (c) In the event Aspect grants to any third party a sublicense under the LICENSED [**] PATENTS, Aspect shall notify Siemens within 30 days of the execution of said sub license and provide Siemens the identity of the sub licensee, and shall provide a certification that the conditions and restraints of sections 2.2 a-b of this Agreement, necessary to sublicense the LICENSED [**] PATENTS, have been met.

         2.3 Aspect hereby grants to Siemens and its RELATED COMPANIES, an irrevocable, royalty-free, nonexclusive license to design, make, have made, use, import and sell or otherwise dispose of LICENSED [**] PRODUCTS throughout the world and all products covered by any claim of any patent or utility model that issues from Canadian Appl. Serial No. [**], EPO Appl. Serial No. [**], PCT Appl. Serial No. [**] or Australian Appl. Serial No. [**] (but only if such Australian application (1) exists, (2) was filed by, or on behalf of, or owned by Aspect, and (3) includes claims directed to subject matter substantially similar to the subject matter of original claims 1-5 and 19 of the LICENSED [**] PATENTS), or any patent or utility model that claims filing priority from U.S. Appl. Serial No. [**] not already owned by Siemens. Siemens shall not be licensed to design, make, have made, use, or sell LICENSED [**] PRODUCTS or other products covered by patents licensed to Siemens


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               Confidential Materials omitted and filed separately
    with the Securities and Exchange Commission. Asterisks denote omissions.

under this section that are plug-in compatible with any patient monitor made by Aspect, other than modules conforming to open industry standards (as opposed to Aspect proprietary standards) which also happen to be employed in an Aspect patient monitor.

         2.4 Siemens shall not have the right to sublicense the rights granted it under the LICENSED [**] PATENTS or other patents licensed to Siemens pursuant to section 2.3 of the Agreement except under the following conditions:

                  (a) Siemens may grant a sublicense under the LICENSED [**] PATENTS or other patents licensed to Siemens under section 2.3 to a sublicensee that also (1) licenses substantial signal acquisition technology from Siemens;
(2) acquires digital signal processing hardware designs and signal processing technology from Siemens; and (3) incorporates the licensed signal acquisition technology and digital signal processing hardware designs and technology acquired from Siemens into a commercial product of the licensee.

                  (b) The sublicenses extended under subsection (a) shall extend only to the specific module/monitor combinations of the sublicensee that' incorporates Siemens' technology and extend to such specific module/monitor combinations only to the extent that Siemens' technology is used to detect and process acquired patient information.


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               Confidential Materials omitted and filed separately
    with the Securities and Exchange Commission. Asterisks denote omissions.

                  (c) In the event Siemens grants to any third party a sublicense under the LICENSED [**] PATENTS, or any other patents licensed to Siemens under section 2.3, Siemens shall notify Aspect within 30 days after of the execution of said sublicense and provide Aspect the identity of the sublicensee, and shall provide a certification that the conditions and restraints of sections 2.4 a-b of this Agreement, necessary to sublicense the LICENSED [**] PATENTS and other patents licensed to Siemens under section 2.3, have been met.

         2.5 A party having actual knowledge that any product made, sold, used, or imported includes subject matter claimed in any patent licensed to said party pursuant to this Agreement, except products made, sold, used, or imported under a sublicense granted pursuant to this Agreement, shall notify the licensing party of said product.

III.     MARKING

         3.1 Aspect shall mark and require sublicensees to mark LICENSED [**] PRODUCTS sold, imported, exported or used in the United States in the form of "Licensed under U.S. Pat. No. [**]" at a location and in a manner on the product sufficient to meet the requirements of 35 U.S.C. Section 287. However, Aspect shall require sublicensees to mark LICENSED [**] PRODUCTS that have any patent marking indicating that a patent is licensed from Aspect (whether said marking be on the


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               Confidential Materials omitted and filed separately
    with the Securities and Exchange Commission. Asterisks denote omissions.

product or associated literature) with "Manufactured under License from Siemens Medical Systems, Inc. U.S. Pat. No. [**]" at the same location on the product or associated literature as the Aspect marking and which is at least as conspicuous as the most conspicuous of such notices identifying Aspect. In all events, all LICENSED [**] PRODUCTS shall be marked at a location and in a manner sufficient to meet the requirements of 35 U.S.C. Section 287. Aspect shall mark and require all sublicensees to mark LICENSED [**] PRODUCTS sold in foreign countries with marking on the product equivalent to the marking on products sold in the U.S. and in accordance with the requirements of the domestic law of the foreign country and shall always mark LICENSED [**] PRODUCTS so as to provide an innocent infringer with constructive notice that the LICENSED [**] PRODUCTS are patented.

         3.2 Siemens shall mark and require all sublicensees to mark LICENSED [**] PRODUCTS (and correspondingly mark and have sub licensees mark other products covered by patents licensed to Siemens under section 2.3) sold, imported, exported or used in the United States in the form in the form of "Licensed under U.S. Pat. No. [**]" at a location and in a manner on the product sufficient to meet the requirements of 35 U.S.C. Section 287. In all events, Siemens shall require sublicensees to mark LICENSED [**] PRODUCTS (and other products covered by patents licensed to Siemens under section 2.3) that have any patent marking indicating that a patent is licensed from Siemens (whether said marking be on the product or associated


                                       -8-
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               Confidential Materials omitted and filed separately
    with the Securities and Exchange Commission. Asterisks denote omissions.

literature) with "Manufactured under License from Aspect Medical Systems, Inc. U.S. Pat. No. [**]" at the same location on the product or associated literature as the Siemens marking and which is at least as conspicuous as the most conspicuous of such notices identifying Siemens. In any event, all LICENSED [**] PRODUCTS (and other products covered by patents licensed to Siemens under section 2.3) shall be marked at a location and in a manner sufficient to meet the requirements of 35 U.S.C. Section 287. Siemens shall mark and require all sublicensees to mark LICENSED [**] PRODUCTS (and other products covered by patents licensed to Siemens under section 2.3) sold in foreign countries with marking on the product equivalent to the marking on products sold in the U.S. and in accordance with the requirements of the domestic law of the foreign country and shall always mark said LICENSED [**] PRODUCTS (and products covered by patents licensed to Siemens under section 2.3) so as to provide an innocent infringer with constructive notice that the LICENSED [**] PRODUCTS are patented.

IV.      REPRESENTATIONS AND WARRANTIES; LIMITATIONS

         4.1      Nothing in this Agreement shall be construed as:

                  (a) A warranty or representation by either party as to the validity or scope of any LICENSED [**] PATENT or LICENSED [**] PATENT; or


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               Confidential Materials omitted and filed separately
    with the Securities and Exchange Commission. Asterisks denote omissions.

                  (b) A warranty or representation that anything made, used, sold, or otherwise disposed of under any license granted in this Agreement is or will be free from infringement of patent of third parties; or

                  (c) A requirement that either party shall file any patent application, secure any patent, or maintain any patent in force; or

                  (d) An obligation to bring or prosecute actions or suits against third parties for infringement of any patent including the LICENSED [**] PATENTS or LICENSED [**] PATENTS; or

                  (e) An obligation to furnish any manufacturing or technical information, or any information concerning pending patent applications; or

                  (f) Conferring a right to use in advertising, publicity, or otherwise any trademark or tradename of the other party; or

                  (g) Granting by implication, estoppel, or otherwise, any licenses or rights under any patent other than the LICENSED [**] PATENTS or LICENSED [**] PATENTS or those granted in section 2.3.

         4.2 The parties makes no representation, extends no warranties of any kind, either express or implied, or assumes any responsibilities whatever with respect to use, sale, or other disposition by the other party or its vendees or transferees of products incorporating or made by use of inventions licensed under this Agreement.


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               Confidential Materials omitted and filed separately
    with the Securities and Exchange Commission. Asterisks denote omissions.

         4.3 To the extent permitted by law, a party shall not challenge or otherwise oppose the issuance, validity, or enforceability of a patent to which said party has been granted a license pursuant to this Agreement, and further agrees not to initiate or fund any such challenge or opposition (except as may be ordered by a court of competent jurisdiction).

V.       TRANSFERABILITY OF RIGHTS AND OBLIGATIONS

         5.1 The licenses granted in this Agreement shall be binding upon any successor to either party in ownership or control of the LICENSED [**] PATENTS or LICENSED [**] PATENTS or other patents licensed to Siemens under section 2.3 and the obligations of the parties, shall run in favor of any such successor and of any assignee of the benefits under this Agreement.

         5.2 The rights and licenses granted to Aspect in this Agreement are personal to Aspect and may not be assigned or otherwise transferred except in the event of:

                  (a) the sale of substantially all of the assets of Aspect; or

                  (b) the sale or transfer of substantially all of the assets in which the technology claimed in the LICENSED [**] PATENTS is incorporated.

         5.3 The rights and licenses granted to Siemens in this Agreement are personal to Siemens and may not be assigned or otherwise transferred.


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               Confidential Materials omitted and filed separately
    with the Securities and Exchange Commission. Asterisks denote omissions.

VI.      TERM AND TERMINATION

         6.1 Unless otherwise terminated as provided in section 6.2, this Agreement shall continue in effect until the date of lapse or expiration of the last to lapse or expire of the LICENSED [**] PATENTS, LICENSED [**] PATENTS, or other patents licensed to Siemens under section 2.3.

         6.2 In the event that any claim of the LICENSED [**] PATENTS or LICENSED [**] PATENTS or other patents licensed to Siemens under section 2.3, is determined to be invalid or unenforceable in any legal or administrative proceeding, and all appeals therefrom have been finally exhausted, the construction placed upon any such claim by such judgment shall thereafter be followed in the jurisdiction of the proceeding, and then and only then, the licensed party and its sub licensees shall have no further obligations under such claim in the jurisdiction of the proceeding.

VII.     NOTICES; APPLICABLE LAW; INTEGRATION

         7.1 Any notice, report, or payment provided for in this Agreement shall be deemed sufficiently given when sent by certified or registered mail or Federal Express addressed to the party for whom intended at the address given at the outset of this Agreement or at such changed address as the party shall specify by written notice.


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         7.2 This Agreement shall be construed, interpreted, and applied in accordance with the laws of Massachusetts. All suits, actions or proceedings arising out of or relating to this Agreement shall be brought in a federal or state court in Massachusetts having competent jurisdiction to hear the dispute, said court shall be the exclusive forum, and each party waives any objection which it now has or may hereafter have to jurisdiction or venue in any of the forums selected by the parties as set forth in this section and the substantive laws of the State of Massachusetts shall govern the construction and enforceability of this Agreement.

         7.3 This Agreement contains the entire and only agreement between the parties, except for the above mentioned Settlement Agreement (and documents referenced therein) which is controlling, and supersedes all preexisting agreements between them respecting its subject matter. Any representation, promise, or condition in connection with such subject matter which is not incorporated in this Agreement or the above mentioned Settlement Agreement shall not be binding upon either party. No modification, renewal, extension, waiver, and no termination of this Agreement or any of its provisions (except as provided in Section VII hereof) shall be binding upon the party against whom enforcement of such modification, renewal, extension, waiver, or termination is sought, unless made in writing and signed on behalf of such party by one of its executive officers. As used herein, the word "termination" includes any and all means of bringing this Agreement to an end prior to its expiration by its own terms, or any provision thereof, whether by release, discharge, abandonment, or otherwise.


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         7.4 In the event that any provision of this Agreement is held invalid or unenforceable for any reason by a court of competent jurisdiction, such provision or part thereof shall be considered separate from the remaining provisions of this Agreement which shall remain in full force and effect. Such invalid or unenforceable provision shall be deemed revised to effect, to the fullest extent permitted by law, the intent of the parties as set forth therein.

         7.5 Any failure of either party to insist upon the performance of a provision of this Agreement shall not constitute a waiver of any right of either party that the party may have under this Agreement. Any such waiver can only be made in a writing signed by the party against whom enforcement of such waiver is sought.


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         IN WITNESS WHEREOF, each of the parties, intending to be legally bound, has caused this Agreement to be executed and duly sealed in duplicate originals by its duly authorized representative.

                                                   Siemens Medical Systems, Inc.

                                                   By:       Yossi Elaz
                                                       -------------------------
                                                       VP Product Development &
                                                       Operations

Attest:

/s/ Stephen Zaniboni        (SEAL)
----------------------
Secretary

                                                   Aspect Medical Systems, Inc.

                                                   By: /s/ Nassib G. Chamoun
                                                       -------------------------
                                                       Chairman/CEO

Attest:

/s/ Stephen Zaniboni        (SEAL)
----------------------
Secretary


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